Exhibit 10.4.2


                                                        CONFORMED COPY

                       START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and The Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o        Closing Date         -       23 May, 2007

o        Principal amount     -       (GBP)54,288,000

o        Interest rate        -       LIBOR for one month sterling deposits
                                      plus 0.90 per cent. per annum

o        Payment Dates        -       Each Monthly Payment Date or, if such
                                      date is not a London Business Day, then
                                      the next following London Business Day

This Start-Up Loan Tranche Supplement is supplemental to the Start-Up Loan Agreement dated 19 January, 2005, as the same may be amended from time to time, between the parties hereto (the "Start-Up Loan Agreement"). Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Start-Up Loan Agreement.

This Start-Up Loan Tranche Supplement is made on 23 May, 2007.


as Master Issuer
EXECUTED for and on behalf of                            )
GRANITE MASTER ISSUER PLC                                )
acting by a director                                     )

/s/ S Tyson


Name: Sharon Tyson


Representing L.D.C. Securitisation Director No 2 Limited



as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of                            )
NORTHERN ROCK PLC                                        )
by                                                       )

/s/ D Johnson


Name: DAVID JOHNSON









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as Issuer Security Trustee
EXECUTED for and on behalf of                            )
THE BANK OF NEW YORK                                     )
by                                                       )

/s/ H Kim


Name:



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